Q4 and FY 2012 Earnings Presentation Three Months and Twelve Months Ended December 31, 2012 March 7, 2013 Exhibit 99.2

Forward Looking Statements

Any statements in this presentation that are not historical or current facts are forward-looking statements.  Forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. Forward-looking statements convey Nationstar Mortgage
Holdings Inc.’s (“Nationstar”) current expectations or forecasts of future events. When used in this presentation, the words “anticipate,”
“appears,” “believe,” “foresee,” “intend,” “should,” “expect,” “estimate,” “target,” “project,” “plan,” “may,” “could,” “will,” “are likely” and similar expressions are intended to identify forward-looking statements. These statements involve predictions of our future financial condition, performance, plans and strategies, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Nationstar’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of Nationstar Mortgage LLC’s Form 10-K for the year ended December 31, 2011, Nationstar
Mortgage Holdings Inc.’s Form 10-Q for the quarter ended September 30, 2012, and other reports filed with the SEC, which are available at the SEC’s website at http://www.sec.gov. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. Unless required by law, Nationstar undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date of this presentation.

350
300
250
200
150
100
50
0
$7
$16
$15
$46
$297
155% CAGR
2008
2009
2010
2011
2012

500
400
300
200
100
0
$22
$46
$65
$136
$456
113% CAGR
2008
2009
2010
2011
2012

2012:  Transformative Year for Nationstar

IPO on March 7, 2012; top 3 ranked IPO
(1)
Record EPS for Q4’12 and FY ’12 of $0.71 and $2.40, respectively
Significant  YoY increases in key metrics
Revenue +161%
Net Income +882%
Servicing portfolio +94% to $208B
Record origination volume +132% to $7.9B
($mm)
Pre-Tax Income Growth
(2)
AEBITDA Growth
(2,3)
($mm)
By share price appreciation; Renaissance Capital  - “Global IPO Market: 2012 Annual Review”; Global statistics include IPOs with a deal size of at least $100 million and exclude closed-end funds and SPACs; 203 deals total
For Operating segments; excludes Legacy segment
Please see Appendix for information on AEBITDA and reconciliations beginning on page 18
1)
2)
3)

1 Year IPO Anniversary:  Significant Value Creation

Then (IPO) Now
$1.3B $3.7B
52% 80%
$14.00 $41.06
0.6M 1.6M
+185%
+54%
+193%
+167%
Increase
Substantial increase in key metrics
Share price value up more than 2.9x since IPO;  significant value driven by performance and expectations
Diversified shareholder base and improved liquidity
Strong ROE
40%
Market capitalization
(1)
:
Institutional Ownership
(2)
:
Excludes Fortress
Share price
(1)
:
Average trading volume (Qtr) :
Return on Equity (thru 12/31):
1) As of March 6, 2013
2) As of January 31, 2013

The Future of Our Business
Market dislocation as banks
focus on core customers
Bulk and flow servicing sales
Non-branch origination
opportunities
Non-core and default
servicing
Near term
Banks assess capital and
look for process partners
Mortgage services factory
with plug-in capability
Complete outsourcing
Origination/fulfillment
Continued servicing transfers
Intermediate term
Capital returns to the real
estate market
Investors require best-in-
class asset managers
Agency, non-agency, whole
loan, distressed assets
Credit risk management
essential
Longer term
Market
trends
Services
Well-positioned to capitalize on market trends
Solutionstar

Customer-Centric Model

Preserve homeownership and increase mortgage affordability
Loan Modifications & HARP Originations
(units)
Cumulative Total
Performance-driven culture emphasizes customer service and
loan performance
Reduced over 60 days delinquency rate by 28% since ‘09
Single point of contact, a cornerstone of our success for 15 years
Completed 51,000 total workouts in ’12 (+25%)
~29,000 modifications in ‘12
100,000 modifications since ‘10
18,000+ HARP loans in ‘12 (+232%)
Servicing portfolio remains HARP rich
Customers
helped since
2010
45,000
127,000
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
2010 2011 2012
80,000

Focused on growth AND profitability
Landmark BofA
Transaction
Strong Pipeline
(1)
Cost Reduction
Initiatives
Jan/Feb: Announced acquisition of BofA MSRs
Q1/Q2: PLS third-party approvals & closing
Bulk pipeline: $300B
Flow servicing target: $25-50B annual
Flow agreements in place: $15B annual
Total transfer potential:
Cost per loan:
Automation and strategic sourcing
Delinquencies: Reduced Aurora 60+ DQ rate by 250 bps
Advances: $300MM GSE advance securitization executed in Jan.
Non-agency securitization in Q2
Closed Fannie, Freddie, Ginnie portfolios
$2 trillion+
1)
The identified opportunities referenced above are not currently serviced by the Company and there can be no assurance that these potential servicing transactions will ultimately be consummated, or will remain the same size. Notwithstanding the above, it is possible that these potential servicing transactions, if consummated, could result in a partial or total loss of any invested capital.
Servicing:  Opportunities in ‘13 and Beyond

Originations:  Organic Growth for Servicing in ’13 and Beyond

Profitable:  complements and enhances servicing segment
1) KB Home FY 2012 10K; Nationstar Mortgage did not originate mortgages for 100% of KB Home’s home sales in 2012
JV with KB Home
KB Home sold $1.5B of homes in
FY ’12
(1)
Improve capture rates;  expense
sharing
Additional ventures with
homebuilders
Source of purchase money volume
Expand volume across channels to
organically grow servicing
Acquire servicing at attractive returns
Source of purchase money volume
Highest margin channel; integrated
with servicing platform
Helps borrowers with lower monthly
payments
Continued focus on HARP &
recapture opportunities to serve
customer
Recapture Builder Wholesale/Correspondent
’13/’14 Objectives:  Increase Capacity, Productivity and Volume

Nationstar MORTGAGE

SOLUTIONSTAR

homesearch.COM
Real Estate Made Easy

Solutionstar:  Meet Evolving Needs of Mortgage Industry

Broad array of services & technology offerings spanning entire mortgage lifecycle
Acquired Equifax Settlement Services on 2/7
Appraisal, title and closing
Large bank clients
Launch HomeSearch.com expected in Q1’13
Real estate marketplace
Accelerates sales and improves pricing
Evaluate strategic acquisitions
Key events in ‘13
Strategy
Support originators and servicers
Improve customer experience with seamless integration
Manage REO property sales
Completed 2,000 REO sales since Jan. 1
Future increase with BofA PLS portfolio
REO Sales
Brokerage
Valuation
Services
Title
Closing
Recovery Services
Bankruptcy Services
Foreclosure
Services
Claims Processing

500
400
300
200
100
0
112% CAGR
$21
$34
$64
$107
$208
$423
2008
2009
2010
2011
2012
Pro forma

Doubled size of servicing book
Portfolio of $300B+ as of Feb ’13, including closing of BofA agency MSRs
Successful integration of Aurora portfolio
Segment pretax income increased 60% YoY to $35MM
Servicing Results: Substantial Growth; Building to Full Scale
1) Pro forma balance represents ending Q4’12 UPB balance plus $215B BofA servicing portfolio announced on January 7, 2013.  Balances may change prior to closing due to normal portfolio run-off

($bn of UPB)
Servicing Growth
(1)
As portfolio achieves critical mass, earnings potential realized

Originations Results:  Robust Market Conditions

Record pretax income for Q4’12 and FY’12
Record Q4 volume of $3.1B; application pipeline growth to $6.6B
Gain on sale margin, ex-correspondent, modest decrease (682 bps in Q4 vs 744 bps in Q3), remains elevated
Origination Volume
($bn of UPB)
Profitably creating servicing assets as we grow volume and channels
($mm)
Cash – Points, Fees, Gain on Sale $102
Pipeline Value (1) 56
Subtotal Cash / Near Cash Revenue $158
Servicing Asset
(Cash value realized over time)
21
Other (6)
Total Originations Revenue $173
Originations Volume $3,081
Excluding Correspondent $2,513
Locked Pipeline $4,992
Application Pipeline $6,643
Q4 ‘12 Economics
Cash / near
cash is 91% of
total revenue
1) Includes mark-to-market on loans held for sale and derivative/hedges
2) As of December 31, 2012
$1.5
$2.8
$3.4
$7.9
$16.0+
0
2
4
6
8

12
14
16
18
2009 2010 2011 2012 2013E
(2)
(2)

Financial Highlights:  Q4 and FY ‘12

Annual Revenue and AEBITDA
(1,2) Quarterly Revenue and AEBITDA
(1,2)
1) 2) Please see Appendix for information on AEBITDA and reconciliations beginning on page 18
Margin (%) 23% 29% 24% 36% 40%
47% 50% 47% 43%
46%
Q4’12
Increase (QoQ) FY ’12
Increase (YoY)
$456MM
$155MM
$205MM
$2.40
$64MM
$0.71
26%
16%
16%
236%
882%
700%
AEBITDA
(1)
Net Income
EPS
AEBITDA
(1)
Net Income
EPS
($MM)
($MM)
$0
$50
$100
$150
$200
$250
$300
$350
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
AEBITDA Revenue
$0
$200
$400
$600
$800
$1,000
$1,200
2008 2009 2010 2011 2012
AEBITDA Revenue
$22
$65
$136
$456
$97
$984
$378
$267
$46
$156
2) For Operating segments; excludes Legacy segment
$47
$77
$101
$123
$155
$119
$164
$203
$285
$333

Q3'12
($ millions except where noted) Servicing Originations Operating Total
(2)
Total
AEBITDA
(1)
$66.9 $88.1 $155.0 $153.0 $121.7
margin% 42% 51% 47%
Pre-Tax Income $14.9 $81.7 $96.6 $94.4 $79.8
Income Tax Expense ($30.7) ($24.7)
Net Income - GAAP    $63.8 $55.1
Per Share Data:
Pre-Tax Income $1.08 $1.05 $0.89
Net Income - GAAP $0.71 $0.61
AEBITDA
(1)
$0.74 $0.98 $1.72 $1.70 $1.36
Average shares outstanding (mm) 89.9         89.9               89.9           89.9       89.8
Q4 '12
Consolidated Performance
1) Please see Appendix for information on AEBITDA and reconciliations beginning on page 18 2) Includes Legacy Segment

Strong sequential quarter for Company
Total GAAP Net Income of $64MM
GAAP EPS of $0.71
Operating Segment AEBITDA of $155MM
(1)

Appendix 13

$208
$107
$64
$34
$21
77% CAGR
200
160
120
80
40
0
2008
2009
2010
2011
2012

$984
$378
$267
$156
$97
78% CAGR
1,200
1,000
800
600
400
200
0
2008
2009
2010
2011
2012

$456
$136
$65
$46
$22
113% CAGR
500
400
300
200
100
0
2008
2009
2010
2011
2012

$297
$46
$15
$16
$7
155% CAGR
350
300
250
200
150
100
50
0
2008
2009
2010
2011
2012

Focused on Profitable Growth
1)      Revenue, AEBITDA and pre-tax income from operating segments     2) Please see Appendix for information on AEBITDA and reconciliations beginning on page 18

Pre-Tax Income Growth ($mm)
(1)
UPB Growth ($bn)
Revenue Growth ($mm)
(1)
AEBITDA Growth ($mm)
(1)(2)
Margin (%) 23% 29% 24% 36% 7% 10% 6% 30% 12% 46%

Balance Sheet
Low leverage with Corporate Debt to AEBITA of 1.7x
(1)
; net of cash, 1.5x
Significant capital levers in place for additional investment
Capacity remains for additional corporate debt
1) Corporate Debt to Q4 run-rate AEBITDA
2) Includes receivables from affiliates
3) Includes servicing advance facilities and origination warehouse facilities
4) Includes derivative financial instruments and mortgage servicing liabilities

$ millions
Q4 '12 Q3 '12
$ millions
Q4 '12 Q3 '12
Assets: Liabilities:
Cash and cash equivalents
$153 $431 Notes payable
(3)
$3,602 $2,532
Restricted cash
393 259 Senior unsecured notes 1,063 1,062
Accounts receivable
(2) 3,056 2,866 Payables and accrued liabilities 628 762
Mortgage loans held for sale
1,481 703 Nonrecourse debt - Legacy assets 101 102
Mortgage loans held for investment - Legacy
239 238 Excess spread financing at fair value 288 255
Mortgage servicing rights - fair value
636 593 Participating interest financing 581 415
Participating interest in reverse mortgages
750 453 Other liabilities
(4)
103 120
Mortgage servicing rights - amortized cost
11 8
Total Liabilities $6,365 $5,250
Property and equipment, net
75 49
Other assets
329 341
Shareholders Equity $758 $691
Total Assets $7,123 $5,941 Total Liabilities and Shareholders Equity $7,123 $5,941

($ in millions) For the three month period ending Variance Last twelve months
Q4'12 Q3'12 Q2'12 Q1'12 Q4'11 QoQ YoY Q4'12 Q3'12
Fee income $158 $146 $100 $94 $83 8% 126% $497 $411
Gain on sale 175        139        102        71         36         26% 363% 487       348
Total revenue $333 $285 $202 $165 $119 17% 204% $984 $759
Expenses and impairments (200)       (155)       (130)       (97)        (86)        29% 87% (582)      (468)
Other income (expense) (38)        (50)        (23)        (15)        (18)        105% 291% (126)      (94)
Pre-tax income 95         80         49         53         15         18% NM 277       197
Income taxes (31)        (25)        (13)        (3)          -        (71)        (41)
Net income $64 $55 $36 $50 $15 53% NM $205 156
Adjusted AEBITDA
(1)
$155 $123 $101 $77 $47 26% 284% $456 $348
EPS
(2)
$0.71 $0.61 $0.41 $0.67 $0.21 17% NM $2.40 $1.90
Pro forma EPS
(2,3)
$0.71 $0.64 $0.44 $0.44 $0.21 11% NM $2.23 $1.73
AEBITDA per share
(2)
$1.72 $1.37 $1.18 $1.04 $0.67 26% 157% $5.31 $4.27
Five-Quarter Income Statement Summary
Successfully, consistently scaled the business
Increasing profitability with growth
Sequential improvement in pro forma EPS and AEBITDA per share
1) Please see page 18 for AEBITDA reconciliations; excludes Legacy segment
2) Calculated using a fully-diluted average share count for Q4’12  Q3 ’12, Q2 ’12 and Q1’12 of 89.9,  89.8, 89.5 and 89.2 million shares, respectively, and 70.0 million shares for 2011 periods
3) Please see Appendix for information on pro forma net income and EPS reconciliation

Servicing Fee Detail
(1)

Fee income before fair value adjustment increased by 9% to $175 million
MSR fair value adjustments include portfolio run-off and mark-to-market adjustments
1) Servicing segment only
($ in thousands)
Q4 '12 Q3 '12 Q4 '11
Total servicing fee income before MSR fair value adjustments 174,645 $        159,941 $         80,707 $
Fair value adjustments on excess spread financing (5,633) 2,213 (3,060)
Reverse mortgage servicing liability amortization/accretion 1,844 2,652 -
MSR changes in fair value:
Due to changes in valuation inputs or assumptions (1,169) 8,355 1,304
Other changes in fair value (portfolio run-off) (24,263) (30,785) (9,547)
Servicing fee income 145,424 142,376 69,404
Other fee income 14,078 7,190 9,967
Total servicing fee income 159,502 $       149,566 $         79,371 $

AEBITDA Reconciliation

1) Calculated using a fully-diluted average share count of 89.9 million shares
For Quarter Ended December 31, 2012
($ in millions) Servicing Originations Operating Legacy Total
Adjusted EBITDA $66.9 $88.1 $155.0 ($1.9) $153.0
Interest expense on corporate notes (20.0)     (4.2)             (24.2)          -       (24.2)
MSR valuation adjustment (25.4)     -             (25.4)          -       (25.4)
Excess spread adjustment (5.6)       -             (5.6)            -       (5.6)
Amortization of mort. serv. obligations 1.8        -             1.8             -       1.8
Depreciation & amortization (2.0)       (1.1)             (3.1)            (0.2)      (3.3)
Stock-based compensation (1.6)       (1.1)             (2.7)            (0.0)      (2.7)
Fair value adjustment for derivatives 0.8        -             0.8             (0.1)      0.7
Pre-Tax Income $14.9 $81.7 $96.6 ($2.2) $94.4
Income Tax (30.7)
Net Income $63.8
Earnings per share
(1)
$0.71
AEBITDA per share
(1)
$0.74 $0.98 $1.72 ($0.02) $1.70
Pre-Tax Income per share
(1)
$0.17 $0.91 $1.07 ($0.02) $1.05
Average shares outstanding 89.9      89.9            89.9           89.9     89.9

AEBITDA Reconciliation

1) Calculated using a fully-diluted average share count of 89.8 million shares
For Quarter Ended September 30, 2012
($ in millions) Servicing Originations Operating Legacy Total
Adjusted EBITDA $42.1 $80.9 $123.0 ($1.3) $121.7
Interest expense on corporate notes (15.7)     (1.9)             (17.7)          -       (17.7)
MSR valuation adjustment (22.4)     -             (22.4)          -       (22.4)
Excess spread adjustment 2.2        -             2.2             -       2.2
Amortization of mort. serv. obligations 2.7        -             2.7             -       2.7
Depreciation & amortization (2.0)       (0.8)             (2.8)            (0.2)      (3.0)
Stock-based compensation (1.6)       (1.1)             (2.6)            0.0       (2.6)
Fair value adjustment for derivatives 0.2        -             0.2             (1.3)      (1.1)
Pre-Tax Income $5.5 $77.1 $82.7 ($2.9) $79.8
Income Tax (24.7)
Net Income $55.1
Earnings per share
(1)
$0.61
AEBITDA per share
(1)
$0.47 $0.90 $1.37 ($0.02) $1.36
Pre-Tax Income per share
(1)
$0.06 $0.86 $0.92 ($0.03) $0.89
(continued)

AEBITDA Reconciliation
(continued)

1) Calculated using a fully-diluted average share count of 70.0 million shares
For Quarter Ended December 31, 2011
($ in millions) Servicing Originations Operating Legacy Total
Adjusted EBITDA $35.6 $11.7 $47.3 ($7.6) $39.7
Interest expense on corporate notes (7.8)       -             (7.8)            -       (7.8)
MSR valuation adjustment (8.2)       -             (8.2)            -       (8.2)
Excess spread adjustment (3.1)       -             (3.1)            -       (3.1)
Amortization of mort. serv. obligations -        (1.8)             (1.8)            -       (1.8)
Depreciation & amortization (0.8)       (0.4)             (1.2)            (0.3)      (1.5)
Stock-based compensation (2.4)       (0.3)             (2.6)            -       (2.6)
Fair value adjustment for derivatives 0.3        -             0.3             -       0.3
Pre-Tax Income $13.6 $9.2 $22.8 ($7.9) $14.9
Income Tax -
Net Income $14.9
Earnings per share
(1)
$0.21
AEBITDA per share
(1)
$0.51 $0.17 $0.68 ($0.11) $0.57
Pre-Tax Income per share
(1)
$0.19 $0.13 $0.33 ($0.11) $0.21

AEBITDA Reconciliations

($ in thousands)
Net Income (loss) $      (157,610) $        (80,877) $          (9,914) $          20,887 $          63,759 $         205,287
Adjust for:
Net loss from Legacy Portfolio and Other 164,738 97,263 24,806 24,892 2,189 20,483
Interest expense from unsecured senior notes - - 24,628 30,464 24,165 63,879
Depreciation and amortization 1,172 1,542 1,873 3,395 3,107 8,880
Change in fair value of MSRs 11,701 27,915 6,043 39,000 25,432 68,242
Amortization of mortgage servicing obligations - - - - (1,844)  (5,120)
Fair value changes on excess spread financing - - - 3,060 5,633 10,684
Share-based compensation 1,633 579 8,999 14,764 2,675 14,045
Exit costs - - - 1,836 - -
Fair value changes on interest rate swaps - - 9,801 (298) (813) (1,237)
Ineffective portion of cash flow hedge - - (930) (2,032) - -
Income tax expense - - - - 30,657         71,296
Adjusted EBITDA (1) $          21,634 $          46,422 $          65,306 $        135,968 $        154,960 $        456,439
For Operating Segments; calculated using a fully-diluted average share count of 70.0 million shares for FY 2008 – 2011, 74.6 million shares in Q1 ‘12, 89.5 million shares in Q2 ’12, 89.8 million shares in Q3 ’12, 89.9 million shares in Q4’12
1)
FY 2008 FY 2009 FY 2010 FY 2011 Q4 ’12 FY 2012

Pro Forma Per Share Reconciliations

For Quarters Ending September 30, June 30 and March 31, 2012
($ in millions) Q3 '12 Q2 '12
Net Income $55.1 $36.3 $50.2
Income Tax 24.7 12.8 3.1
Pre-Tax Income 79.8 49.1 53.3
ResCap and transaction-related expenses 3.9 4.1 -
Pro-forma Pre-Tax Income $83.7 $53.2 $53.3
Income Tax - Q3 & Q2 '12 Rate (25.9) (13.9) (13.9)
Pro-Forma Income $57.8 $39.3 $39.4
Pro-forma Per Share: $0.64 $0.44 $0.44
Average shares outstanding 89.8 89.5 89.5
Q1 '12

Endnotes
Pro-forma Earnings Per Share (“Pro-forma EPS”) This disclaimer applies to every usage of pro-forma EPS in this presentation. Pro-forma EPS is a metric that is used by management to exclude certain non-recurring items in an attempt to provide a better earnings per share comparison to prior periods.  Pro-forma Q3 ‘12 EPS excludes certain expenses related to ResCap and other transactions. These expenses include the advance hiring of servicing staff, recruiting expenses and travel and licensing expenses. Pro-forma Q2 ‘12 EPS excluded certain expenses incurred in advance of the closing of the Aurora transaction.
Pro-forma AEBITDA Per Share This disclaimer applies to every usage of pro-forma AEBITDA per share in this presentation. Pro-forma AEBITDA per share is a metric that is used by management to exclude certain non-recurring items in an attempt to provide a better earnings per share comparison to prior periods.  Pro-forma Q3 ‘12 AEBITDA per share excludes certain expenses related to ResCap and other transactions.  These expenses include the advance hiring of servicing staff, recruiting expenses and travel and licensing expenses.
Pro-forma Q2 ‘12 AEBITDA per share excluded certain expenses incurred in advance of the closing of the Aurora transaction.
Adjusted EBITDA (“AEBITDA”) This disclaimer applies to every usage of “Adjusted EBITDA” or “AEBITDA” in this presentation. Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our segments.  Adjusted EBITDA represents our Operating Segments' income (loss), and excludes income and expenses that relate to the financing of our senior notes, depreciable (or amortizable) asset base of the business, income taxes (if any), exit costs from our restructuring and certain non-cash items. Adjusted
EBITDA also excludes results from our legacy asset portfolio and certain securitization trusts that were consolidated upon adoption of the accounting guidance eliminating the concept of a qualifying special purpose entity ("QSPE“).